EXHIBIT 23.01


The Board of Directors
European Micro Plc:


         We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


January 16, 1998

                                                       /s/ KPMG
                                                       -----------------------
                                                       Manchester, England